Tortoise Midstream Energy Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2023

	Principal Amount/Shares	Fair Value
Common Stock - 104.8% (1)
Canada Crude Oil Pipelines - 11.6% (1)
Enbridge, Inc.	331,589	$12,441,219
Pembina Pipeline Corp.	402,120	13,205,621
		25,646,840
Canada Natural Gas/Natural Gas Liquids Pipelines - 2.3% (1)
TC Energy Corp.	128,700	5,123,547
United States Crude Oil Pipelines - 5.8% (1)
Plains GP Holdings LP	916,535	12,749,002
United States Natural Gas Gathering/Processing - 3.9% (1)
EnLink Midstream LLC	368,046	4,144,198
Hess Midstream Partners LP	138,037	3,784,974
Kinetik Holdings, Inc.	27,692	823,837
		8,753,009
United States Natural Gas/Natural Gas Liquids Pipelines - 68.2% (1)
Cheniere Energy, Inc.	85,147	13,397,029
DT Midstream, Inc.	250,211	12,560,592
Excelerate Energy, Inc.	44,967	971,737
Kinder Morgan, Inc.	1,550,051	26,443,870
New Fortress Energy, Inc.	109,719	3,619,630
NextDecade Corp. (2)	290,106	2,048,148
ONEOK, Inc.	412,652	27,008,074
Targa Resources Corp.	470,733	34,881,315
The Williams Companies, Inc.	998,338	30,049,974
		150,980,369
United States Renewables and Power Infrastructure - 13.0% (1)
Atlantica Sustainable Infrastructure Plc	222,743	6,147,707
Clearway Energy, Inc.	372,796	11,709,522
NextEra Energy Partners LP	163,701	10,846,828
		28,704,057
Total Common Stock
(Cost $239,940,123)		231,956,824

Master Limited Partnerships - 24.2% (1)
United States Natural Gas Gathering/Processing - 4.1% (1)
Crestwood Equity Partners LP	103,306	2,554,758
Western Midstream Partners LP	247,149	6,428,346
		8,983,104
United States Natural Gas/Natural Gas Liquids Pipelines - 14.9% (1)
DCP Midstream LP	134,767	5,630,565
Energy Transfer LP	1,072,148	13,573,394
Enterprise Products Partners LP	540,325	13,794,497
		32,998,456
United States Refined Product Pipelines - 5.2% (1)
Magellan Midstream Partners LP	50,825	2,701,857
MPLX LP	256,426	8,880,032
		11,581,889
Total Master Limited Partnerships
(Cost $38,201,380)		53,563,449

Preferred Stock - 0.8% (1)
United States Renewables and Power Infrastructure - 0.8% (1)
NextEra Energy, Inc.
(Cost $1,900,017)	39,095	1,824,564

Corporate Bond - 1.4%(1)
United States Natural Gas Gathering/Processing - 1.4% (1)
EnLink Midstream Partners
8.879%, Perpetual
(Cost $3,400,000)	3,400,000	2,963,321

Money Market Fund - 0.1% (1)
United States Investment Company - 0.1% (1)
First American Government Obligations Fund - Class X, 4.368% (3)
(Cost $297,444)	297,444	297,444

Total Investments - 131.3% (1)
(Cost $283,738,964)		290,605,602
Liabilities in Excess of Other Assets - (1.4)%(1)		(2,930,511)
Credit Facility Borrowings - (14.5)% (1)		(32,149,733)
Senior Notes - (8.2)% (1)		(18,100,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (7.2)% (1)		(15,870,450)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$221,554,908

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of February 28, 2023.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Common Stock	$231,956,824	$-	$-	$231,956,824
Master Limited Partnerships	53,563,449	-	-	53,563,449
Preferred Stock	1,824,564	-		1,824,564
Corporate Bond	-	2,963,321	-	2,963,321
Money Market Fund	297,444	-	-	297,444
Total Investments	$287,642,281	$2,963,321	$-	$290,605,602